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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 29, 2003


                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                    000-20537            13-3429953
 (State or other jurisdiction of      (Commission           (IRS Employer
 incorporation or organization)       File Number)       Identification No.)


    4211 W. BOY SCOUT BOULEVARD, TAMPA, FLORIDA            33607
     (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (813) 871-4811


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

On April 29, 2003, Walter Industries, Inc. issued a press release setting forth Walter Industries, Inc.'s first quarter 2003 earnings. A copy of the press release is attached hereto as Exhibit (99) as hereby incorporated by reference.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      WALTER INDUSTRIES, INC.


                                      By:     /s/ Charles E. Cauthen
                                          -------------------------------
                                      Title: Charles E. Cauthen
                                             Sr. Vice President and Controller

Date:  April 30, 2003



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EXHIBIT INDEX

(99) Press release, dated:  April 29, 2003, issued by Walter Industries, Inc.






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